Exhibit 99.4

TOYS “R” US, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information of Toys “R” Us, Inc. (“Toys”) has been derived by application of pro forma adjustments to the audited historical consolidated financial statements of Toys for the fiscal year ended January 29, 2005 and the unaudited historical condensed consolidated financial statements of Toys as of and for the 26 Weeks Ended July 30, 2005.  Management believes that the July 30, 2005 unaudited condensed consolidated balance sheet presents a reasonable basis for the financial position of Toys at July 21, 2005.  The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if it had occurred on July 30, 2005.  The unaudited pro forma condensed consolidated statements of operations for the 26 weeks ended July 30, 2005 and the fiscal year ended January 29, 2005 give effect to the acquisition as if it had been consummated on February 1, 2004.

The unaudited pro forma condensed consolidated information, including the allocation of the purchase price, is based on estimates and preliminary valuations of the tangible and intangible assets acquired and liabilities assumed.  Further refinements to these estimates and related allocation of the purchase price may be made based on final valuations.

The unaudited pro forma condensed consolidated financial information is presented for information purposes only and is not necessarily indicative of what Toys actual results of operations or financial position would have been had the acquisition been consummated on the dates indicated, nor does it purport to represent Toys results of operations or financial position for any future period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with (i) the consolidated financial statements and notes thereto of Toys as of and for the year ended January 29, 2005 which were filed by Toys with the SEC on April 29, 2005 under Part I, Item 8 of its Annual Report on Form 10-K for its fiscal year ended January 29, 2005, and which are filed as Exhibit 99.1 to this Current Report on this Form 8-K/A; and (ii) the unaudited condensed consolidated financial statements and notes thereto of Toys as of and for the 26 weeks ended July 30, 2005, which were filed by Toys with the SEC on September 14, 2005 under Part I, Item 1 of its Quarterly Report on Form 10-Q for the quarterly period ended July 30, 2005, and which are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed consolidated financial information for Toys that follows has been prepared solely to enable the Company to prepare its own unaudited pro forma financial information reflecting the application of purchase accounting to its acquisition of an indirect interest in Toys.  As a separate reporting company, Toys has informed the Company that it will be preparing and presenting its consolidated financial statements on a historical basis and will not apply purchase accounting.

Toys “R” Us, Inc.

Pro-Forma Condensed Consolidated Balance Sheet

July 30, 2005 (unaudited)

	Toys Consolidated	Pro Forma		Toys Consolidated
(Amounts in Thousands)	Historical	Adjustments		Pro Forma Adjusted
	(a)

ASSETS
Current Assets:
Cash and cash equivalents	$453,000	$—		$453,000
Accounts and other receivables	201,000	—		201,000
Merchandise inventories	2,007,000	—		2,007,000
Prepaid expenses, derivative assets and other current assets	180,000	—		180,000
Total current assets	2,841,000	—		2,841,000
Property and equipment, net	4,297,000	888,000	(b)	5,185,000
Goodwill, net	353,000	368,000	(c)	721,000
Intangible assets, net	—	1,613,000	(d)	1,613,000
Deferred tax assets	546,000	(546,000	)(e)	—
Other assets	395,000	75,000	(f),(g)	470,000
	$8,432,000	$2,398,000		$10,830,000

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$874,000	$—		$874,000
Accrued expenses and other current liabilities	825,000	—		825,000
Income taxes payable	149,000	—		149,000
Deferred tax liabilities current	—	46,000	(e)	46,000
Current portion of long-term debt	202,000	—		202,000
Total current liabilities	2,050,000	46,000		2,096,000
Long-term debt	6,105,000	(199,000	)(h)	5,906,000
Deferred tax liabilities	534,000	779,000	(e)	1,313,000
Deferred rent liability	271,000	(271,000	)(i)	—
Other non-current liabilities	201,000	—		201,000
Stockholders’ (deficit) equity	(729,000)	2,043,000	(j)	1,314,000
	$8,432,000	$2,398,000		$10,830,000

See notes on following page.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 30, 2005

(a)          Reflects the Unaudited Consolidated Balance Sheet of Toys as of July 30, 2005.

(b)         Represents the adjustment to the value of the property and equipment to its fair value.

(c)          Represents the residual purchase price over the fair value of assets acquired and liabilities assumed calculated as follows:

(Amounts in Thousands)
Purchase price	$6,605,000
Less settlement of equity compensation paid by Toys	(275,000)
Less sponsor and service provider fees	(234,000)
Fair value of options outstanding based upon an option pricing model	13,000
Fair value of Vornado’s previously held equity interest in Toys	21,000
Net purchase price of acquisition	6,130,000
Less net assets acquired	(5,409,000)
Goodwill	721,000
Less: Historical carrying amount of goodwill	353,000
Fair value adjustment required	$368,000

(d)        Represents the recognition of the fair value of the following intangible assets:

	Fair Value	Useful Life
Trade Name and Trademarks	$1,072,000	Indefinite
Babies “R” Us Baby Registry	19,000	1 year
Proprietary Technology	92,000	5 years
Franchise Agreements	402,000	1-15 years
Affinity Program	2,000	7 years
Merchandise Licenses	26,000	8 years
Total Identifiable Intangible Assets	$1,613,000

(e)         Represents the adjustment to deferred taxes for differences between the fair value and tax basis of acquired assets and liabilities and fair value of net operating loss and tax credit carryforwards.

(f)           Reflects an adjustment of $82 million to increase Toys equity investment in Toys “R” Us — Japan to its fair value as determined by its quoted market price.

(g)        Reflects the elimination of historical deferred financing costs of $7 million.

(h)        Represents the adjustment to record long-term debt at its fair value.

(i)            Reflects the elimination of historical deferred rent liability arising from the straight-lining of rents.

(j)            Elimination of the accumulated deficit as a result of applying pro forma purchase price accounting; and the new ownership structure of Toys.

Toys “R” Us, Inc.

Pro-Forma Condensed Consolidated Statement of Operations

For the 26 Weeks Ended July 30, 2005 (unaudited)

	Toys Consolidated	Pro Forma		Toys Consolidated
(Amounts in Thousands)	Historical	Adjustments		Pro Forma Adjusted
	(a)

Net sales	$4,231,000	$—		$4,231,000
Cost of sales	2,763,000	—		2,763,000
Gross margin	1,468,000	—		1,468,000

Selling, general and administrative expenses	1,302,000	8,000	(b)	1,310,000
Transaction and related costs	400,000	(367,000	)(d)	33,000
Depreciation and amortization	183,000	(8,000	)(e)	175,000
Restructuring and other charges	5,000	—		5,000
Loss on early extinguishment of debt and contract settlement fees	22,000	(15,000	)(c)	7,000
Total operating expenses	1,912,000	(382,000)		1,530,000
Operating income (loss)	(444,000)	382,000		(62,000)
Interest expense	(86,000)	(171,000	)(f)	(257,000)
Interest income	20,000	(14,000	)(g)	6,000
Income (loss) before income taxes	(510,000)	197,000		(313,000)
Income tax (benefit) expense	(110,000)	42,000	(h)	(68,000)
Net income (loss)	$(400,000)	$155,000		$(245,000)

Vornado’s 32.9% interest	$(131,800)	$51,073		$(80,727)

Reconciliation of Net income (loss) to EBITDA (i):
Net income (loss)	$(400,000)	$155,000		$(245,000)
Interest and debt expense	86,000	171,000		257,000
Depreciation and amortization	183,000	(8,000)		175,000
Income tax (benefit) expense	(110,000)	42,000		(68,000)
EBITDA (i)	$(241,000)	$360,000		$119,000

Vornado’s 32.9% interest	$(79,410)	$118,620		$39,210

See notes on following page.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the 26 Weeks Ended July 30, 2005:

(a)          Reflects the Unaudited Consolidated Statement of Operations of Toys for the 26 Weeks Ended July 30, 2005.

(b)         Records the management fee payable by Toys to the acquirors of Toys.

(c)          Reflects the reversal of a one time charge of $15 million relating to the early termination of a synthetic lease arrangement for the Toys Global Store Support Center.  This transaction was a condition to the acquisition closing.

(d)         Represents the reversal of one time charges of $367 million for costs directly attributable to the acquisition, which consists of the following:

(i)             direct transaction costs of $109 million,

(ii)          compensation expenses relating to stock options and restricted stock of $222 million,

(iii)       severance, bonuses and related payroll taxes of $36 million.

(e)          Represents the following:

(i)             a reduction in depreciation expense of $34 million for property and equipment recorded at its fair value.  This decrease is due to a reduction in the value of furniture, fixtures and equipment and leasehold improvements based upon their fair value.

(ii)          additional amortization expense of $26 million for acquired definite-lived intangible assets. The intangible assets have been amortized using the straight-line method over their respective estimated useful lives identified above. No amortization expense has been recognized for the Babies “R” Us Baby Registry, which was valued at $19 million, and one franchise agreement, which was valued at $20 million, as these assets will be amortized within a 12 month period and such expense is not indicative of Toys’ continuing operations.

(f)            Represents the adjustment to interest expense including the $11 million relating to pre-existing debt $5 million from the impact of the adjustment to fair value of such debt and $6 million from the June 2005 termination of interest rate swaps.

(Amounts in Thousands)
New Debt
$1.0 billion senior facility, due fiscal 2006-2011 (at LIBOR plus 1.5%) all of which is outstanding	$25,000
$800.0 million mortgage loan, due fiscal 2007 (at LIBOR plus 1.3%)	18,000
$2.0 billion credit facility, due fiscal 2010 (at LIBOR plus 1.75% - 3.75%) of which $700.0 million is outstanding	18,000
$1.9 billion bridge loan, due fiscal 2012 (at LIBOR plus 5.25%) all of which is outstanding	76,000
Amortization of debt issuance costs	23,000
160,000

Pre-existing Debt
$250M Bonds, due 2006 (6.875%)	1,000
$500M Bonds, due 2011 (7.625%)	3,000
$400M Senior Notes, due 2013 (7.875%)	4,000
$400M Senior Notes, due 2018 (7.375%)	3,000
$200M Debentures, due 2021 (8.75%)	—
11,000

Total interest adjustment	$171,000

(g)         Reflects the reversal of interest income earned on cash used in the acquisition.

(h)         Represents the tax effect of the pro forma adjustments based on statutory tax rates.  The pro forma income tax adjustment excludes $36 million of tax benefit related to permanent differences for direct transaction costs.

(i)             See page 3 of Exhibit 99.3 to this Current Report on Form 8-K/A for an explanation of EBITDA.

Toys “R” Us, Inc.

Pro-Forma Funds From Operations (“FFO”)

For the 26 Weeks Ended July 30, 2005 (unaudited)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  See page 4 of Exhibit 99.3 to this Current Report on Form 8-K/A for further information.

	Toys Consolidated	Pro Forma	Toys Consolidated
(Amounts in Thousands)	Historical	Adjustments	Pro Forma Adjusted

Reconciliation of Net income (loss) to FFO:
Net (loss) income	$(400,000)	$155,000	$(245,000)
Depreciation and amortization of real property	75,000	(19,000)	56,000
Net loss on sale of real estate	12,000	—	12,000
Proportionate share of adjustments to equity in income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	9,000	—	9,000
Income tax (benefit) effect of above adjustments	(38,000)	8,000	(30,000)
FFO	$(342,000)	$144,000	$(198,000)

Vornado’s 32.9% interest	$(112,689)	$47,448	$(65,241)

Toys “R” Us, Inc.

Pro-Forma Condensed Consolidated Statement of Operations

For the Year Ended January 29, 2005

	Toys Consolidated	Pro Forma		Toys Consolidated
(Amounts in Thousands)	Historical	Adjustments		Pro Forma Adjusted
	(a)

Net sales	$11,100,000	$—		$11,100,000
Cost of sales	7,506,000	—		7,506,000
Gross margin	3,594,000	—		3,594,000

Selling, general and administrative expenses	2,932,000	16,000	(b)	2,948,000
Depreciation and amortization	354,000	(4,000	)(c)	350,000
Restructuring and other charges	4,000	—		4,000
Total operating expenses	3,290,000	12,000		3,302,000
Operating income (loss)	304,000	(12,000)		292,000
Interest expense	(130,000)	(403,000	)(d)	(533,000)
Interest and other income	19,000	(16,000	)(e)	3,000
Income (loss) before income taxes	193,000	(431,000)		(238,000)
Income tax (benefit) expense	(59,000)	(171,000	)(f)	(230,000)
Net income (loss)	$252,000	$(260,000)		$(8,000)

Vornado’s 32.9% interest	$83,034	$(85,670)		$(2,636)

Reconciliation of Net income (loss) to EBITDA (g):
Net income (loss)	$252,000	$(260,000)		$(8,000)
Interest and debt expense	130,000	403,000		533,000
Depreciation and amortization	354,000	(4,000)		350,000
Income tax benefit	(59,000)	(171,000)		(230,000)
EBITDA (g)	$677,000	$(32,000)		$645,000

Vornado’s 32.9% interest	$223,072	$(10,544)		$212,528

See notes on following page

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended January 29, 2005:

(a)          Reflects the Consolidated Statement of Operations of Toys for the Year Ended January 29, 2005.

(b)         Records the management fee payable by Toys to the acquirors of Toys.

(c)          Represents the following:

(i)             a reduction in depreciation expense of $56 million for property and equipment recorded at its fair value.  This decrease is due to a reduction in the value of furniture, fixtures and equipment and leasehold improvements based upon their fair value.

(ii)          additional amortization expense of $52 million for acquired definite-lived intangible assets.  The intangible assets have been amortized using the straight-line method over their respective estimated useful lives. No amortization expense has been recognized for the Babies “R” Us Baby Registry, which is valued at $19 million, and one franchise agreement, which was valued at $20 million, as these assets will be amortized within a 12 month period and such expense is not indicative of Toys’ continuing operations.

(d)         Represents the adjustment to interest expense including the $56 million relating to pre-existing debt $12 million from the impact of the adjustment to fair value of such debt and $44 million from the June 2005 termination of interest rate swaps.

(Amounts in Thousands)
New Debt
$1.0 billion senior facility, due fiscal 2006-2011 (at LIBOR plus 1.5%) all of which is outstanding	$55,000
$800.0 million Mortgage loan, due fiscal 2007 (at LIBOR plus 1.3%)	38,000
$2.0 billion credit facility, due fiscal 2010 (at LIBOR plus 1.75% - 3.75%) of which $700.0 million is outstanding	39,000
$1.9 billion bridge loan, due fiscal 2012 (at LIBOR plus 5.25%) all of which is outstanding	165,000
Amortization of debt issuance costs	50,000
347,000
Pre-existing Debt
$250M Bonds, due 2006 (6.875%)	6,000
$500M Bonds, due 2011 (7.625%)	22,000
$400M Senior Notes, due 2013 (7.875%)	14,000
$400M Senior Notes, due 2018 (7.375%)	14,000
$200M Debentures, due 2021 (8.75%)	—
56,000

Total interest adjustment	$403,000

(e)          Reflects the reversal of interest income earned on cash used in the acquisition.

(f)            Represents the tax effect of the pro forma adjustments based on statutory tax rates.

(g)         See page 3 of Exhibit 99.3 to this Current Report on Form 8-K/A for an explanation of EBITDA.

Toys “R” Us, Inc.

Pro-Forma Funds From Operations (“FFO”)

For the Year Ended January 29, 2005

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  See page 4 of Exhibit 99.3 to this Current Report on Form 8-K/A for further information.

	Toys Consolidated	Pro Forma	Toys Consolidated
(Amounts in Thousands)	Historical	Adjustments	Pro Forma Adjusted

Reconciliation of Net income (loss) to FFO:
Net income (loss)	$252,000	$(260,000)	$(8,000)
Depreciation and amortization of real property	147,000	(35,000)	112,000
Net gains on sale of real estate	(55,000)	—	(55,000)
Proportionate share of adjustments to equity in income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	17,000	—	17,000
Income tax effect of above adjustments	(43,000)	14,000	(29,000)
FFO	$318,000	$(281,000)	$37,000

Vornado’s 32.9% interest	$104,622	$(92,449)	$12,173